Exhibit 32.2

CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
OF ROSETTA STONE INC.
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas M. Pierno, Chief Financial Officer of Rosetta Stone Inc. (the "Company"), hereby certify, to my knowledge, that:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS M. PIERNO
Thomas M. Pierno (Principal Financial Officer)

Date: March 14, 2017